Asset Management Fund

(The “Trust”)

AMF Intermediate Mortgage Fund

SUPPLEMENT Dated August 7, 2014

TO Prospectus dated march 1, 2014

IMPORTANT NOTICE

The Board of Trustees of the Trust (the “Board”) has determined that, given the current asset size and market environment, it is in the best interests of the Intermediate Mortgage Fund (the “Fund”) to terminate and liquidate the Fund. Effective immediately, the Fund is closed to new investors and current shareholders may not make subsequent investments into the Fund, other than reinvestment of dividends. On September 26, 2014 or on such earlier date as determined by the President of the Trust, the Fund shall cease its operations and will begin winding up its business affairs. Any shareholders who remain in the Fund as of that date will have their shares redeemed on or about September 26, 2014 or on such earlier date as determined by the President of the Trust and the proceeds returned to them. Thereafter, the Fund will be liquidated and dissolved.

This supplement should be retained with your Prospectus for future reference.

ASSET MANAGEMENT FUND
1000 Brickell Avenue
Miami, Florida 33131